UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Laser Photonics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 Technology Park
Lake Mary, FL	32746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	LASE	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 - Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders was held on June 26, 2026, to approve the Warrant Inducement Agreement dated March 15, 2026, and the Warrant Inducement Agreement dated April 26, 2026.

There were 38,568,263 shares of our common stock, par value $0.001 per share, outstanding and eligible to vote at the special meeting as of the close of business on May 13, 2026, the record date for determining stockholders entitled to vote at the meeting. There were 14,300,930 shares of common stock, or 37.08% of the shares of common stock outstanding and entitled to vote at the special meeting, represented at the meeting either in person or by proxy. The following tables show the votes cast by our stockholders and any abstentions with respect to the matters presented to stockholders for a vote at the meeting:

March 15, 2026, Warrant Inducement Agreement

The March 15, 2026, Warrant Inducement Agreement was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,183,036	106,775	11,119	—

April 26, 2026, Warrant Inducement Agreement

The April 26, 2026, Warrant Inducement Agreement was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,146,320	143,491	11,119	—

There were no broker non-votes for either of these matters.

Item 7.01. Regulation FD Disclosure.

On June 30, 2026, the registrant (“Laser Photonics”) issued a press release announcing the results of the votes cast at its special meeting of stockholders as set forth in Item 5.07, above, of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by Laser Photonics that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2026	LASER PHOTONICS CORPORATION

	By:	/s/ Ann Tewari
Ann Tewari
Interim President

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